UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) September 29, 2004
                                                     (September 29, 2004)

                              Cendant Corporation
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

   Delaware                         1-10308                       06-0918165
---------------                -----------------             -------------------
(State or other             (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

                                 9 West 57th Street
                                    New York, NY                      10019
                     ----------------------------------------       --------
                    (Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code   (212) 413-1800
                                                      --------------

                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  |_|  Soliciting material to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   X   Pre-commencement communication pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

  |_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

     On September 29, 2004, Cendant Corporation, a Delaware corporation ("Cendant"), Robertson Acquisition Corporation, a Delaware corporation and an indirect wholly owned subsidiary of Cendant ("Purchaser"), and Orbitz, Inc. ("Orbitz"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, Purchaser will commence a tender offer (the "Class A Offer") for all of the issued and outstanding shares of class A common stock, par value $0.001 per share (the "Class A Shares"), of Orbitz and a simultaneous tender offer (the "Class B Offer" and together with the Class A Offer, the "Offers") for all of the issued and outstanding shares of class B common stock, par value $0.001 per share (the "Class B Shares" and together with the Class A Shares, the "Shares" and each share thereof, a "Share"), of Orbitz, in both Offers at a price equal to $27.50 per Share net to the holder in cash without interest thereon (the "Offers Price"). Upon the terms and subject to the conditions set forth in the Merger Agreement, following a successful completion of the Offers, Purchaser will be merged with and into Orbitz (the "Merger"), with Orbitz surviving as an indirect wholly owned subsidiary of Cendant. In the Merger, each issued and outstanding Share (other than Shares owned by Cendant, Purchaser, Orbitz or by stockholders, if any, who are entitled to and properly exercise appraisal rights under Delaware law) will be converted into the right to receive the Offers Price in cash without interest thereon.

     Pursuant to the terms of the Merger Agreement, the Offers will be commenced no later than October 13, 2004. The consummation of the Offers is conditioned upon, among other things, (1) there being validly tendered in the Offers (in the aggregate) and not withdrawn prior to the expiration of the Offers that number of Shares which, together with any Shares then owned by Cendant or the Purchaser, represents at least a majority of the Shares outstanding on a fully-diluted basis and no less than a majority of the voting power of Orbitz entitled to vote in the election of directors, (2) there not being any Class B Shares that Cendant is not permitted to accept for payment and purchase without the consent or approval of any governmental entity, which consent or approval has not been obtained (unless the condition described in clause (3) below has been satisfied and all Class B Shares, other than any single series of Class B Shares representing not more than 15% of the issued and outstanding Shares, shall have been validly tendered in the Class B Offer), (3) certain consents of holders of Class B Shares required under Sections 8.2(a), 8.2(b) and 8.2(c) of Orbitz's certificate of incorporation having been obtained and being in full force and effect, (4) the entry of a final order by the United States Bankruptcy Court for the Northern District of Illinois required for United Air Lines, Inc. ("United") to (i) execute, deliver and perform under the Stockholder Agreement, dated September 29, 2004, among Cendant, the Purchaser and United and deliver its consent for the Merger as required by Orbitz's certificate of incorporation and a waiver relating to certain transfer restrictions on the Class B Shares under the Amended and Restated Stockholders Agreement, dated December 19, 2003, by and among Orbitz and certain of its stockholders and (ii) irrevocably tender and sell its Class B Shares pursuant to the Class B Offer, (5) the Stockholder Agreements (as defined herein) entered into by certain stockholders of Orbitz with Cendant and the Purchaser not having been terminated, (6) certain stockholders of Orbitz or the creditor's committee or United States Trustee in any bankruptcy or reorganization case involving such stockholders shall not have asserted that any consent described in clause (3) above is not valid, binding or enforceable (unless the Purchaser waives such condition by failing to file appropriate pleadings in the relevant bankruptcy court challenging such assertion and the Purchaser shall not have abandoned the challenge of such assertion) and (7) the satisfaction of certain other conditions as set forth in Annex I to the Merger Agreement, including the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     Additionally, the Merger Agreement may be terminated by Cendant or Orbitz upon the occurrence or failure to occur of certain events, including a failure of the Offers to be consummated by December 31, 2004 (subject to certain extensions).

      A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

     In connection with the Merger Agreement, each of American Airlines, Inc., Continental Airlines, Inc., Delta Air Lines, Inc., Northwest Airlines, Inc. and United (collectively, the "Founding Airlines") and Jeffrey G. Katz, Orbitz's Chairman, President and Chief Executive Officer (together with the Founding Airlines, the "Stockholders" and each, a "Stockholder"), who collectively own Shares representing approximately 65% of the outstanding Shares and approximately 95% of the total voting power of the outstanding Shares, entered into a Stockholder Agreement, dated September 29, 2004 (the "Stockholder Agreements"), with Cendant and Purchaser. Pursuant to the Stockholder Agreements, each Stockholder has agreed to irrevocably tender the Shares held by it in the Offers, granted an irrevocable proxy to Cendant to vote its Shares in favor of the Merger and, in the case of each of the Founding Airlines, given its consent for the Merger as required by Orbitz's certificate of incorporation.

     Several subsidiaries of Cendant have entered into agreements and other transactions with certain of the Founding Airlines in the ordinary course of business from time to time during the past two years, and may enter into additional agreements and transactions with such Founding Airlines in the ordinary course of business from time to time in the future

     Copies of the Stockholder Agreements are attached as Exhibits 2.2 through
2.7 hereto and are incorporated by reference herein.

Item 7.01         Regulation FD Disclosure

     A copy of the press release announcing the signing of the Merger Agreement, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits

 2.1 Agreement and Plan of Merger, dated September 29, 2004, by and among Cendant Corporation, Robertson Acquisition Corporation and Orbitz, Inc.

 2.2 Stockholder Agreement, dated September 29, 2004, by and among Cendant Corporation, Robertson Acquisition Corporation and American Airlines, Inc.

 2.3 Stockholder Agreement, dated September 29, 2004, by and among Cendant Corporation, Robertson Acquisition Corporation and Continental Airlines, Inc.

 2.4 Stockholder Agreement, dated September 29, 2004, by and among Cendant Corporation, Robertson Acquisition Corporation and Delta Air Lines, Inc.

 2.5 Stockholder Agreement, dated September 29, 2004, by and among Cendant Corporation, Robertson Acquisition Corporation and Northwest Airlines, Inc.

 2.6 Stockholder Agreement, dated September 29, 2004, by and among Cendant Corporation, Robertson Acquisition Corporation and United Air Lines, Inc.

 2.7 Stockholder Agreement, dated September 29, 2004, by and among Cendant Corporation, Robertson Acquisition Corporation and Jeffrey G. Katz

99.1              Press release, dated September 29, 2004

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CENDANT CORPORATION


Date: September 29, 2004               By:  /s/ Eric J. Bock
                                            ------------------------------------
                                            Name:   Eric J. Bock
                                            Title:  Executive Vice President -
                                                    Law and Corporate Secretary

                                 Exhibit Index

Number             Title
------             -----

 2.1 Agreement and Plan of Merger, dated September 29, 2004, by and among Cendant Corporation, Robertson Acquisition Corporation and Orbitz, Inc.

 2.2 Stockholder Agreement, dated September 29, 2004, by and among Cendant Corporation, Robertson Acquisition Corporation and American Airlines, Inc.

 2.3 Stockholder Agreement, dated September 29, 2004, by and among Cendant Corporation, Robertson Acquisition Corporation and Continental Airlines, Inc.

 2.4 Stockholder Agreement, dated September 29, 2004, by and among Cendant Corporation, Robertson Acquisition Corporation and Delta Air Lines, Inc.

 2.5 Stockholder Agreement, dated September 29, 2004, by and among Cendant Corporation, Robertson Acquisition Corporation and Northwest Airlines, Inc.

 2.6 Stockholder Agreement, dated September 29, 2004, by and among Cendant Corporation, Robertson Acquisition Corporation and United Air Lines, Inc.

 2.7 Stockholder Agreement, dated September 29, 2004, by and among Cendant Corporation, Robertson Acquisition Corporation and Jeffrey G. Katz

99.1              Press release, dated September 29, 2004